SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 16, 2008

MOTIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31409	74-2834515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12515 Research Boulevard, Building 5 Austin, Texas	78759-2220
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number including area code: (512) 339-8335

Not Applicable

(Former name or former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 16, 2008, Motive, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Lucent Technologies Inc., a Delaware corporation (“Parent”), and Magic Acquisition Subsidiary Inc. (“Purchaser”), a Delaware corporation and a direct wholly-owned subsidiary of Parent.

Under the terms of the Merger Agreement, Purchaser will commence a tender offer (the “Offer”) to purchase all of the Company’s outstanding shares of common stock, par value $0.001 per share (the “Shares”), for $2.23 per Share, to the seller in cash (the “Offer Price”), without interest and less any applicable withholding taxes. The closing of the Offer and Purchaser’s obligation to accept for payment and to pay for all Shares tendered and not validly withdrawn is subject to a number of conditions, including:

•

the valid tender of a number of Shares equaling (x) not less than 17,639,096 Shares (the “Minimum Condition”), which represents approximately 58.3% of the issued and outstanding Shares (including for such purpose the 2.5 million Shares expected to be issued in connection with the previously announced settlement of the Company’s securities class action lawsuit (the “Settlement Shares”)), or (y) if the Purchaser lowers the Minimum Condition (as is permitted on a single occasion under the Merger Agreement), not less than 15,493,417 Shares, which represents approximately 51.2% of the issued and outstanding Shares (including for such purpose the Settlement Shares), plus the total number of Shares issued between the date of the Merger Agreement and the acceptance for payment by Purchaser of Shares tendered in the Offer in response to certain elections to exercise options or warrants to purchase Shares (the “Lowered Minimum Condition”);

•	the expiration or termination of any waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and any applicable foreign competition laws;

•	the absence of events or circumstances having a material adverse effect (as defined in the Merger Agreement) on the Company;

•	the previously announced settlements of the Company’s class action and derivative lawsuits becoming final and nonappealable;

•

the Company’s delivery to Parent of audited financial statements for the years ended December 31, 2006 and 2007, which audited financial statements for 2007 shall be materially consistent in terms of assets and liabilities with previously delivered unaudited financial statements for that period; and

•	other customary conditions.

The Offer is not subject to a financing condition.

Pursuant to the terms of the Merger Agreement, the Company also granted Purchaser, subject to certain conditions and limitations, an irrevocable option (the “Top-Up Option”), to be exercised after completion of the Offer, to acquire a number of Shares (the “Top-Up Option Shares”) that, when added to the number of Shares owned by Parent, Purchaser and any of their respective wholly-owned subsidiaries at the time of the exercise of the Top-Up Option, constitutes (x) if the Minimum Condition is applicable, at least 90% of the number of Shares that will be issued and outstanding immediately after giving effect to the issuance of the Top-Up Option Shares on a fully diluted basis (including all Shares issuable under options and warrants to purchase Shares), or (y) if the Lowered Minimum Condition is applicable, at least 90% of the number of Shares that will be issued and outstanding upon acceptance for payment by Purchaser of Shares tendered in the Offer, including the Top-Up Option Shares, in either case at a price per Share equal to the Offer Price.

The Merger Agreement provides that following completion of the Offer and, if necessary, the exercise of the Top-Up Option, the parties will complete a second-step merger (the “Merger”) through the “short form” procedures available under Delaware law without a meeting of the Company’s stockholders, in which Purchaser will be merged with and into the Company, with the Company as the surviving corporation. All issued and outstanding Shares immediately prior to the effective time of the Merger (the “Effective Time”) (other than Shares held by the Company, Parent, or Purchaser, and any of their respective direct or indirect wholly-owned subsidiaries, or by holders who are entitled to and properly demand an appraisal of their Shares) will be cancelled and converted into the right to receive the Offer Price, without interest.

The Merger Agreement also provides that, promptly after Purchaser accepts for payment and pays for all Shares tendered and not validly withdrawn pursuant to the Offer, and from time to time thereafter as Shares are acquired, Parent will be entitled to designate such number of directors, rounded up to the next whole number, to serve on the Board of Directors of the Company (the “Board”) as will give Parent representation on the Board that is in the same proportion as the percentage of Shares then beneficially owned by Parent or any affiliate of Parent with respect to the number of Shares then outstanding.

The Company has agreed to certain covenants in the Merger Agreement, including, among others, (i) covenants regarding operation of the Company’s business and its subsidiaries prior to the Effective Time, (ii) covenants not to solicit proposals relating to alternative business combination transactions or, subject to certain exceptions, not to enter into discussions concerning or provide information in connection with alternative business combination transactions and (iii) covenants regarding the recommendation of the Board regarding acceptance of the Offer.

The Merger Agreement contains certain termination rights for each of Parent, Purchaser and the Company and provides that, upon the termination of the Merger Agreement under specified circumstances, the Company will be required to pay Parent a termination fee of $3,000,000. In addition, in certain circumstances where the Merger Agreement is terminated, Parent may be entitled to reimbursement of its expenses, up to a maximum of $1,250,000; provided, however, that any amount received by Parent as expense reimbursement shall reduce the amount that it may recover in respect of the termination fee.

The Merger Agreement is not intended to provide factual information about the Company. The Merger Agreement contains representations and warranties that the parties made to and solely for the benefit of each other. The assertions embodied in certain of the Company’s representations and warranties are qualified by information in a confidential disclosure letter provided to Parent in connection with signing the Merger Agreement. Accordingly, investors and stockholders should not rely on the representations and warranties as characterizations of the actual state of facts, since they were made only as of the date of the Merger Agreement and are modified in important part by the disclosure letter. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, and such subsequent information may or may not be fully reflected in our public disclosures.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement attached as Exhibit 2.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES

The information included in Item 1.01 regarding the Top-Up Option is incorporated into this Item 3.02 by reference. The Top-Up Option was issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration set forth in Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On May 27, 2008, the Compensation Committee of our Board conditionally authorized and approved amendments (the “Amendments”) to the employment agreements of Richard Hanna, Jack Greenberg, Michael Fitzpatrick, Anna Clepper and certain other officers (collectively, the “Officers”). Such approval was expressly conditioned on the Board’s subsequent approval of a definitive agreement that contemplated a change of control with respect to the Company. The Board’s approval of the Merger Agreement, as described in Item 1.01 above, satisfied this condition. Thus, the Amendments became duly authorized and have been executed and delivered by the parties thereto. The Amendments provide that the Officers will remain employees of the Company through December 31, 2008. A form of the Amendments is attached as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

On June 16, 2008, the Company and its Chairman and Chief Executive Officer, Alfred Mockett, entered into an amendment to the Restricted Stock Agreement dated as of February 20, 2006 (the “Restricted Stock Amendment”) in order to clarify the intentions of the parties with respect to the vesting of the restricted shares granted thereunder. Also on June 16, 2008, Stock Option Termination Agreements (the “Termination Agreements”), were entered into for purposes of terminating and extinguishing, effective upon consummation of the Offer described in Item 1.01 above, certain out-of-the-money stock options held by the following executive officers: Alfred Mockett, Richard Hanna, Mike Fitzpatrick and Jack Greenberg, and by the following directors: Virginia Gambale, Mike Maples, Tom Meredith and Dave Sikora. Copies of the Restricted Stock Amendment and the Termination Agreements are attached as Exhibits 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

2.1*	Agreement and Plan of Merger, dated as of June 16, 2008, by and among Motive, Inc., Lucent Technologies Inc. and Magic Acquisition Subsidiary Inc.

10.1	Form of Amendment to Employment Agreements of Certain Officers.

10.2	Amendment to Restricted Stock Agreement, dated as of June 16, 2008, by and among Motive, Inc. and Alfred Mockett.

10.3	Stock Option Termination Agreement, dated as of June 16, 2008, by and among Motive, Inc. and Alfred Mockett.

10.4	Stock Option Termination Agreement, dated as of June 16, 2008, by and among Motive, Inc., Richard Hanna, Mike Fitzpatrick, Jack Greenberg, Virginia Gambale, Mike Maples, Tom Meredith and Dave Sikora.

99.1	Joint Press Release of Alcatel Lucent and Motive, dated June 17, 2008.

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

IMPORTANT NOTICE:

This Form 8-K is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any securities. The tender offer described herein has not yet been commenced. The solicitation and the offer to buy shares of Motive common stock will only be pursuant to an offer to purchase, letter of transmittal and related materials that Alcatel Lucent, or a subsidiary thereof, intends to file with the U.S. Securities and Exchange Commission. Motive intends to file with the U.S. Securities and Exchange Commission and mail to its stockholders a Tender Offer Solicitation/Recommendation Statement on Schedule 14D-9 in connection with the tender offer. When such materials are available, shareholders of Motive should read these materials carefully because they contain important information, including the terms and conditions of the tender offer. When such materials are available, Motive shareholders will be able to obtain the offer to purchase, the letter of transmittal and related documents without charge from the U.S. Securities and Exchange Commission’s Website at www.sec.gov or from Motive’s Investor Relations department or the Investor Relations section of Motive’s website at http://ir.motive.com. Shareholders are urged to read carefully these materials prior to making any decisions with respect to the tender offer.

This Form 8-K and the Exhibits hereto contain forward looking information based on the current expectations of Motive. Because forward looking statements involve risks and uncertainties, actual results could differ materially. All statements in this Form 8-K and the Exhibits hereto, other than statements of historical fact, are statements that could be deemed forward looking statements, including the expected benefits and costs of the transaction described herein, management plans relating to the transaction, the anticipated timing of filings and approvals relating to the transaction, the ability of Motive to satisfy all conditions to closing of the transaction, the expected timing of the completion of the transaction, the ability of the parties to complete the transaction, any statements of the plans, strategies and objectives of future operations, and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected, risks related to the timing or ultimate completion of the transaction, risks that, prior to the completion of the transaction, Motive’s business may not perform as expected due to uncertainty, risks that the parties are unable to successfully implement integration strategies, and other risks that are described from time to time in the public filings of Motive with the U.S. Securities and Exchange Commission, including those discussed in Exhibit 99.2 to Motive’s Current Report on Form 8-K, dated March 17, 2008, which filings are available at www.sec.gov.

Any forward looking statements in this Form 8-K and the Exhibits hereto speak only as of the date hereof. Motive expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such forward looking statements to reflect any changes in expectations with regard thereto or any changes in events, conditions, or circumstances on which any such statement may have been based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTIVE, INC.

Date: June 17, 2008	By:	/s/ Mike Fitzpatrick
Mike Fitzpatrick
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

2.1*	Agreement and Plan of Merger, dated as of June 16, 2008, by and among Motive, Inc., Lucent Technologies Inc. and Magic Acquisition Subsidiary Inc.

10.1	Form of Amendment to the Employment Agreements of Certain Officers.

10.2	Amendment to Restricted Stock Agreement, dated as of June 16, 2008, by and among Motive, Inc. and Alfred Mockett.

10.3	Stock Option Termination Agreement, dated as of June 16, 2008, by and among Motive, Inc. and Alfred Mockett.

10.4	Stock Option Termination Agreement, dated as of June 16, 2008, by and among Motive, Inc., Richard Hanna, Mike Fitzpatrick, Jack Greenberg, Virginia Gambale, Mike Maples, Tom Meredith and Dave Sikora.

99.1	Joint Press Release of Alcatel Lucent and Motive, dated June 17, 2008.

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.